                                                                  EXHIBIT 10.45

                               AMENDMENT NO. 4 TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

                  AMENDMENT NO. 4, dated as of November 22, 1997, to the LOAN AND SECURITY AGREEMENT, dated as of March 28, 1997, as amended by the FIRST AMENDMENT dated as of April 10, 1997, the SECOND AMENDMENT dated as of July 1, 1997, and the THIRD AMENDMENT dated as of August 1, 1997 (as so amended, the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.

                                    Preamble

                  The Borrower has requested Foothill to amend the Loan and Security Agreement to (i) increase the concentration limit on Eligible Accounts with respect to which Southeast Freight Lines, STI Credit Corporation, Professional Transportation Group, Roadway Package System and Ryder System Inc. are Account Debtors, (ii) amend the amortization schedule of the term loan,
(iii) increase the interest rate on the term loan from 2.0 percentage points above the Reference Rate to 3.0 percentage points above the Reference Rate commencing on May 1, 1998, and (iv) provide for a $500,000 overadvance through December 15, 1997 which overadvance may be increased up to $1,000,000 from December 1, 1997 through December 5, 1997. Accordingly, the Borrower and Foothill hereby agree as follows:

                  1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

                  2. Section 1.1 of the Loan and Security Agreement. Section
1.1 of the Loan and Security Agreement is hereby amended as follows:

                  (a) Eligible Accounts. Paragraph (h) of the definition of the term "Eligible Accounts" is hereby amended in its entirety to read as follows:

                           "(h) Accounts with respect to an Account Debtor,
                  whose total obligations owing to Borrower exceed 20% of all Eligible Accounts (other than (i) from August 1, 1997 through June 30, 1998, Accounts with respect to which the Account Debtor is Ryder System Inc. where the total obligations owing by Ryder System Inc. to Borrower do not exceed 40% of all Eligible Accounts, (ii) from November 22, 1997 through January 31, 1998, Accounts with respect to which the






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                  Account Debtor is Southeast Freight Lines where the total
                  obligations owing by Southeast Freight Lines to Borrower do not exceed 40% of all Eligible Accounts, (iii) from November 22, 1997 through January 31, 1998, Accounts with respect to which the Account Debtor is STI Credit Corporation where the total obligations owing by STI Credit Corporation to Borrower do not exceed 40% of all Eligible Accounts, (iv) from November 22, 1997 through January 31, 1998, Accounts with respect to which the Account Debtor is Professional Transportation Group where the total obligations owing by Professional Transportation Group to Borrower do not exceed 40% of all Eligible Accounts, and (v) from November 22, 1997 through June 30, 1998, Accounts with respect to which the Account Debtor is Roadway Package System where the total obligations owing by Roadway Package System to Borrower do not exceed 40% of all Eligible Accounts), to the extent of the obligations owing by such Account Debtor in excess of such percentages, provided that, upon the request of Borrower, Foothill may waive or increase the limitation if in its reasonable credit judgment, the Account Debtor is considered credit worthy, such waiver and/or increase by Foothill not to be unreasonably withheld or delayed;"

                  (b) Overadvance Amount. The definition of the term "Overadvance Amount" is hereby added to read as follows:

                           ""Overadvance Amount." means (i) $500,000, from
                  November 26, 1997 through and including December 15, 1997, and (ii) $0.00, after December 15, 1997, provided, however, Foothill may in its sole discretion increase the Overadvance Amount to $1,000,000 from December 1, 1997 through and including December 5, 1997."

                  3. Borrowing Base. (a) Clause (x) of Section 2.1(a) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "(x) the sum of (I) the lesser of (i) (A) 80% of
                  Eligible Accounts other than that portion of any Eligible Accounts that (1) is or will be satisfied by the transfer to the Borrower of Used Trailer Inventory or (2) is subject to a Contra Obligation, less (B) the amount, if any, of the Dilution Reserve, and (ii) on and after June 1, 1997, an amount equal to Borrower's Collections with respect to Accounts for the immediately preceding 30 day period, and
                  (II) the Overadvance Amount, plus"


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

                  4. Term Loan. Section 2.3 of the Loan and Security Agreement is hereby amended by deleting the following:

                           "The Term Loan shall be repaid in eight (8)
                  installments of principal in the following amounts:

=================================================================
           DATE                             INSTALLMENT AMOUNT
=================================================================
      October 1, 1997                            $250,000
-----------------------------------------------------------------
     November 1, 1997                            $250,000
-----------------------------------------------------------------
     December 1, 1997                            $250,000
-----------------------------------------------------------------
      January 1, 1998                            $250,000
-----------------------------------------------------------------
     February 1, 1998                            $250,000
-----------------------------------------------------------------
      March, 1, 1998                             $250,000
-----------------------------------------------------------------
       April 1, 1998                             $250,000
-----------------------------------------------------------------
        May 1, 1998                              $250,000         ;"
=================================================================

and substituting in lieu thereof:

                           "The Term Loan shall be repaid in eight (8)
                  installments of payment in the following amounts:


=================================================================
            DATE                         INSTALLMENT AMOUNT
=================================================================
       October 1, 1997                        $250,000
-----------------------------------------------------------------
      November 1, 1997                        $250,000
-----------------------------------------------------------------
      December 1, 1997                        $      0
-----------------------------------------------------------------
       January 1, 1998                        $      0
-----------------------------------------------------------------
      February 1, 1998                        $250,000
-----------------------------------------------------------------
       March, 1, 1998                         $250,000
-----------------------------------------------------------------
        April 1, 1998                         $250,000
-----------------------------------------------------------------
         May 1, 1998                          $250,000
-----------------------------------------------------------------
        June 1, 1998                          $250,000
-----------------------------------------------------------------
        July 1, 1998                          $250,000            ."
=================================================================

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                  5. Interest Rate. Section 2.5(a) of the Loan and Security
Agreement is hereby amended in its entirety to read as follows:

                           "(a) Interest Rate. Except as provided in clause (b)
                  below, all obligations (except for undrawn Letters of Credit), shall bear interest at a per annum rate of 2.0 percentage points above the Reference Rate, provided that from and after May 1, 1998, the outstanding payment amount of the Term Loan shall bear interest at a rate per annum of 3.0 percentage points above the Reference Rate."

                  6. Section 2.10 of the Loan and Security Agreement. Section
2.10 of the Loan and Security Agreement is hereby amended by adding at the end thereof a new section 2.10(g) as follows:

                           "(g) Overadvance Fee. If, on any day after December
                  15, 1997, an Overadvance exists, at the election of Foothill, the Borrower will pay Foothill a fee equal $1,000 per day for each day that an Overadvance exists."

                  7. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                  (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

                  (b) Foothill shall have received a counterpart of this Amendment, duly executed by the Borrower.

                  (c) The Borrower shall pay to Foothill a non-refundable amendment fee of $20,000, which fee is earned in full on the date hereof.

                  (d) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.

                  8. Representations and Warranties. The Borrower hereby represents and warrants to Foothill as follows:

                  (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.





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                  (b) The execution, delivery and performance of this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                  (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

                  (e) The representations and warranties contained in Section 7 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  9. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                  10. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.




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

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                  (d) The Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.


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



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered.

                                       DORSEY TRAILERS, INC.,
                                       a Delaware corporation


                                       By: /s/ James E. Clements
                                          -------------------------------------
                                          Name: James E. Clements
                                          Title: Vice President Finance

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation

                                       By:  /s/ Anthony Aloi
                                          -------------------------------------
                                          Name: Anthony Aloi
                                          Title: Assistant Vice President





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